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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 16, 1998


                                   HUBCO, INC.
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

              1-10699                               22-2405746
     ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)

                            1000 MacArthur Boulevard
                            Mahwah, New Jersey 07430
                    (Address of principal executive offices)

                                 (201) 236-2600
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On June 19, 1998, HUBCO, Inc. ("HUBCO") placed $50,000,000 in aggregate liquidation amount of 7.65% Capital Securities due June 15, 2028 (the "Securities") using HUBCO Capital Trust II, a statutory business trust formed under the laws of the State of Delaware. The Capital Securities pay interest semi-annually and interest on the Capital Securities may, at the option of HUBCO, be deferred for up to 5 years. The interest on the Capital Securities may increase by 25 basis points if conditions related to the filing of a registration statement with respect to the securities are not met.

         The net proceeds of the offering are expected to be used for general corporate purposes, including acquisition opportunities which may arise from time to time. The Capital Securities will be eligible to qualify as Tier 1 capital under the capital guidelines of the Federal Reserve. A small portion of the Securities may not qualify as Tier I capital until and unless some of HUBCO's pending acqusitions are consummated.

         A press release announcing the placement of the Securities is being filed as an exhibit to this Form 8-K, together with certain operative documents executed in connection with the transaction.

         HUBCO is a bank holding company headquartered in New Jersey, whose principal operating subsidiaries are Hudson United Bank, which operates 61 branches in Northern New Jersey, Lafayette American Bank, which operates 30 banking offices located mainly in Fairfield, Harford, Middlesex and New Haven counties in Connecticut and Bank of the Hudson which operates 32 branches in Dutchess, Orange, Putnam and Rockland counties in New York as well as six residential loan origination offices in five New York counties.


Item 7.   Exhibits

     4 (a) Indenture dated June 19, 1998 between HUBCO, Inc. and the Bank of New York

     4 (b)     Certificate of Trust of HUBCO Capital Trust II

     4 (c)     Declaration of Trust of HUBCO Capital Trust II

     4 (d) Amended and Restated Declaration of Trust of HUBCO Capital Trust II, dated June 19, 1998

     10(a) Purchase Agreement dated June 16, 1998 between HUBCO, Inc. and Keefe, Bruyette & Woods, Inc.

     10(b)     Registration Rights Agreement  dated   June 19, 1998   between
               HUBCO, Inc. and Keefe, Bruyette & Woods, Inc.

     10(c)     Common Securities Guarantee dated June 19, 1998

     10(d)     Capital Securities Guarantee dated June 19, 1998

     99(a)     Press Release dated June 24, 1998


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              HUBCO, INC.


Dated: June 25, 1998       By:-------------------------------------
                              Kenneth T. Neilson
                              Chairman, President and Chief Executive Officer


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                                INDEX TO EXHIBIT


Exhibit No.              Description
----------               -----------


     4 (a) Indenture dated June 19, 1998 between HUBCO, Inc. and the Bank of New York

     4 (b)     Certificate of Trust of HUBCO Capital Trust II

     4 (c)     Declaration of Trust of HUBCO Capital Trust II

     4 (d) Amended and Restated Declaration of Trust of HUBCO Capital Trust II, dated June 19, 1998

     10(a) Purchase Agreement dated June 16, 1998 between HUBCO, Inc. and Keefe, Bruyette & Woods, Inc.

     10(b)     Registration Rights Agreement  dated   June 19, 1998   between
               HUBCO, Inc. and Keefe, Bruyette & Woods, Inc.

     10(c)     Common Securities Guarantee dated June 19, 1998

     10(d)     Capital Securities Guarantee dated June 19, 1998

     99(a)     Press Release dated June 24, 1998